SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): November 9, 2004

                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                          0-19848                75-2018505
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(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)

2280 N. Greenville Avenue
Richardson, Texas                                                     75082
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The information in this Current Report and the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On November 9, 2004, Fossil, Inc. issued a press release announcing financial results for the quarter ended October 2, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

99.1 Press Release, dated November 9, 2004, announcing financial results for the quarter ended October 2, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 9, 2004

                                                      FOSSIL, INC.

                                             By: /s/ Mike L. Kovar
                                                 -------------------------------
                                             Name: Mike L. Kovar
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                        Description

99.1 Press Release, dated November 9, 2004, announcing financial results for the quarter ended October 2, 2004


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